                                                                    EXHIBIT 21.1


                           SUBSIDIARIES OF THE COMPANY

State or Jurisdiction
   of Organization                    Subsidiaries
---------------------                 ------------

Australia                             Antenor P/L
Switzerland                           Aredor Distribution Company Ltd.
Australia                             Aredor Holdings Ltd.
Australia                             Bridge Oil Australia Pty Ltd.
Australia                             Bridge Oil Services (Overseas) P/L
Delaware                              Bridge Oil (U.S.A.) Inc.
Australia                             Bridge Oil ZOCA 91-13 P/L
Bermuda                               CR International Limited
Delaware                              DMLP Co.
Delaware                              Doram Energy, Inc.
Texas                                 Dorchester Gas Systems, Inc.
Texas                                 Dorchester Intrastate Gas Systems, L.P.
Delaware                              Mesa Environmental Ventures Co.
Texas                                 Mesa Offshore Royalty Partnership
Delaware                              P&PCanada LP Co.
Delaware                              Parker & Parsley Argentina, Inc.
Canada                                Parker & Parsley (Canada) Petroleum Company
Turks and Caicos Islands              Parker & Parsley Capital LLC
Cayman Islands                        Parker & Parsley International Holdings, Ltd.
Australia                             Parker & Parsley Petroleum Australia Holdings Pty Limited
Australia                             Parker & Parsley Petroleum Australia Pty Limited
Texas                                 Pioneer Natural Resources Scholarship Foundation
New York                              Parker & Parsley Transfer Agent Corporation
Delaware                              Pioneer Holding Inc.
Delaware                              Pioneer International Resources Company
Texas                                 Pioneer Natural Gas Company
Argentina                             Pioneer Natural Resources (Argentina) S.A.
Canada                                Pioneer Natural Resources Canada Inc.
Cayman Islands                        Pioneer Natural Resources (Cayman) Ltd.
Cayman Islands                        Pioneer Natural Resources Guatemala Ltd.
Canada                                Pioneer Natural Resources (ND) Holdings Inc.
South Africa                          Pioneer Natural Resources South Africa (Pty) Limited
Argentina                             Pioneer Natural Resources (Tierra Del Fuego) S.A.
Delaware                              Pioneer Natural Resources USA, Inc.
Delaware                              Pioneer NGLs (USA) Inc.
Delaware                              Pioneer Pipelines (USA) Inc.
Delaware                              Pioneer Resources Inc.
Bahamas                               Pioneer Resources Africa, Ltd.
Delaware                              Pioneer Resources China, Inc.
Bahamas                               Pioneer Resources Gabon - Olowi Ltd.
Delaware                              Pioneer Resources (ND) Inc.
Delaware                              Pioneer Resources Producing L.P.
Texas                                 Pioneer Uravan, Inc.
Delaware                              PNR Resources (USA) Inc.
Texas                                 PNRC Properties L.P.
Delaware                              Rosamond Drilling Company, Inc.
Delaware                              Westpan NGL Co.

State or Jurisdiction
   of Organization                    Subsidiaries
---------------------                 ------------

Partnerships that Pioneer Natural Resources USA, Inc. is the managing general partner
-------------------------------------------------------------------------------------

Texas                                 Parker & Parsley 81-I, Ltd.
Texas                                 Parker & Parsley 81-II, Ltd.
Texas                                 Parker & Parsley 82-I, Ltd.
Texas                                 Parker & Parsley 82-II, Ltd.
Texas                                 Parker & Parsley 82-III, Ltd.
Texas                                 Parker & Parsley 83-A, Ltd.
Texas                                 Parker & Parsley 83-B, Ltd.
Texas                                 Parker & Parsley 84-A, Ltd.
Texas                                 Parker & Parsley 85-A, Ltd.
Texas                                 Parker & Parsley 85-B, Ltd.
Texas                                 Parker & Parsley Private Investment 85-A Ltd.
Texas                                 Parker & Parsley Selected 85 Private Investment, Ltd.
Texas                                 Parker & Parsley 86-A, Ltd.
Texas                                 Parker & Parsley 86-B, Ltd.
Texas                                 Parker & Parsley 86-C, Ltd.
Texas                                 Parker & Parsley Private Investment 86, Ltd.
Delaware                              Parker & Parsley 87-A, Ltd.
Delaware                              Parker & Parsley 87-B, Ltd.
Delaware                              Parker & Parsley 87-A Conv., Ltd.
Delaware                              Parker & Parsley 87-B Conv., Ltd.
Delaware                              Parker & Parsley Private Investment 87, Ltd.
Delaware                              Parker & Parsley Producing Properties 87-A, Ltd.
Delaware                              Parker & Parsley Producing Properties 87-B, Ltd.
Delaware                              Parker & Parsley 88-A, L.P.
Delaware                              Parker & Parsley 88-B, L.P.
Delaware                              Parker & Parsley 88-C, L.P.
Delaware                              Parker & Parsley 88-A Conv., L.P.
Delaware                              Parker & Parsley 88-B Conv., L.P.
Delaware                              Parker & Parsley 88-C Conv., L.P.
Delaware                              Parker & Parsley Private Investment 88, L.P.
Delaware                              Parker & Parsley Producing Properties 88-A, L.P.
Delaware                              Parker & Parsley 89-A, L.P.
Delaware                              Parker & Parsley 89-B, L.P.
Texas                                 Parker & Parsley 89-A Conv., L.P.
Texas                                 Parker & Parsley 89-B Conv., L.P.
Texas                                 P&P Employees 89-A Conv., L.P.
Texas                                 P&P Employees 89-B Conv., L.P.
Delaware                              Parker & Parsley Private Investment 89, L.P.
Texas                                 P&P Employees Private Investment 89, L.P.
Delaware                              Parker & Parsley 90-A Conv., L.P.
Delaware                              Parker & Parsley 90-B Conv., L.P.
Delaware                              Parker & Parsley 90-C Conv., L.P.
Delaware                              Parker & Parsley 90-A, L.P.
Delaware                              Parker & Parsley 90-B, L.P.
Delaware                              Parker & Parsley 90-C, L.P.
Texas                                 P&P Employees 90-A Conv., L.P.
Texas                                 P&P Employees 90-B Conv., L.P.
Texas                                 P&P Employees 90-C Conv., L.P.
Delaware                              Parker & Parsley Private Investment 90 Conv., L.P.
Texas                                 P&P Employees Private Investment 90 Conv., L.P.
Delaware                              Parker & Parsley 90 Spraberry Private Development Conv., L.P.
Texas                                 P&P Employees 90 Spraberry Private Development L.P.
Delaware                              Parker & Parsley 91-A, L.P.
Delaware                              Parker & Parsley 91-B, L.P.
Delaware                              Parker & Parsley 91-A Conv., L.P.

State or Jurisdiction
   of Organization                    Subsidiaries
---------------------                 ------------

Delaware                              Parker & Parsley 91-B Conv., L.P.
Texas                                 P&P Employees 91-A G.P.
Texas                                 P&P Employees 91-B G.P.
Texas                                 Parker & Parsley 1992 Direct Investment Program, Ltd.
Texas                                 Parker & Parsley 1993 Direct Investment Program, Ltd.
Texas                                 Parker & Parsley 1994 Direct Investment Program, Ltd.
Texas                                 Midkiff Development Drilling Program, Ltd.